SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

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Soliciting Material Pursuant to Section 240-14a-11(c) or Section 240-14a-12

Equinox Funds Trust

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EQUINOX FUNDS TRUST
4020 SOUTH 147TH STREET

SUITE 2

OMAHA, NEBRASKA 68137

July 20, 2012

SPECIAL MEETING OF SHAREHOLDERS OF
EQUINOX COMMODITY STRATEGY FUND
TO BE HELD ON SEPTEMBER 5, 2012

Dear Shareholder:

A special meeting of shareholders of the Equinox Commodity Strategy Fund (the “Fund”) of Equinox Funds Trust (the “Trust”), will be held at the offices of Equinox Fund Management, LLC (“Equinox”), 47 Hulfish Street, Suite 201, Princeton, NJ 08542, on September 5, 2012 at [10:00 a.m.]  The purpose of the meeting is set forth in the formal Notice of Special Meeting of Shareholders following this letter.  Included with this letter are the notice, a proxy statement and a proxy card.

We look forward to your attendance at the meeting or to receiving your proxy card so that your shares may be voted at the meeting.  To vote, simply fill out the enclosed proxy card – be sure to sign, date and return it to us in the enclosed postage paid envelope.

Your vote is very important to us.  If we do not hear from you by August 23, 2012 a representative of the Trust or Equinox may contact you.

Thank you for your response and for your continued investment with the Trust and its Fund.

Sincerely,

Robert Enck

President

Equinox Funds Trust

EQUINOX FUNDS TRUST

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF

EQUINOX COMMODITY STRATEGY FUND

TO BE HELD ON

SEPTEMBER 5, 2012

Important Notice Regarding the Availability of Proxy Materials for the Meeting to Be Held on September 5, 2012. The proxy statement, annual report and semi-annual report are available at

http://www.equinoxfundmanagement.com/ECSF_DocumentCenter.aspx or by calling the Fund at [(____) ___-____].

Notice is hereby given that a special meeting of shareholders (the “Meeting”) of Equinox Commodity Strategy Fund (the “Fund”), a series of Equinox Funds Trust (the “Trust”), will be held on September 5, 2012 at [10:00 a.m.], Eastern Time, at the offices of Equinox Fund Management, LLC (“Equinox”), 47 Hulfish Street, Suite 201, Princeton, NJ 08542, for the following purposes:

1.

To approve a new amended and restated investment advisory agreement by and between the Trust, on behalf of the Fund, and Equinox; and

2.

To transact such other business as may properly come before the Meeting and any adjournments thereof.

Shareholders of record on June 28, 2012, are entitled to receive notice of and to vote at the Meeting and any adjournment(s) thereof.  In the event that the necessary quorum to transact business or the vote required to approve a proposal or proposals is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies with respect to such proposal or proposals.  Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares of beneficial interest (“Shares”) of the Fund present in person or by proxy at the Meeting or an adjournment thereof.

The persons named as proxies will vote “FOR” any such adjournment those proxies which they are entitled to vote in favor of a proposal and will vote “AGAINST” any such adjournment those proxies to be voted against a proposal.

The proposals referred to above are discussed in detail in the proxy statement attached to this notice.  Each shareholder is invited to attend the Meeting in person.  If you cannot be present at the Meeting, we urge you to fill in, sign, and promptly return the enclosed proxy in order that the Meeting can be held without additional expense and a maximum number of Shares may be voted.

Your vote is important to us.  Thank you for taking the time to consider this proposal.

By Order of the Board of Trustees of Equinox Funds Trust,

Robert Enck

President

Equinox Funds Trust

July 20, 2012

IMPORTANT

We urge you to sign, date and return the enclosed proxy card in the enclosed addressed envelope, which requires no postage.  Your prompt return of the enclosed proxy card may save the necessity of further solicitations.  If you wish to attend the Meeting and vote your Shares in person at that time, you will still be able to do so.  If you need directions to the Meeting location, please contact the Fund at [(____) ___-____].

EQUINOX FUNDS TRUST
4020 SOUTH 147TH STREET

SUITE 2

OMAHA, NEBRASKA 68137

_________________________________

PROXY STATEMENT

DATED JULY 20, 2012

FOR THE SPECIAL MEETING OF SHAREHOLDERS

OF

EQUINOX COMMODITY STRATEGY FUND

TO BE HELD ON SEPTEMBER 5, 2012

_________________________________

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Equinox Funds Trust (the “Trust”), on behalf of Equinox Commodity Strategy Fund (the “Fund”), a series of the Trust, for use at the special meeting of shareholders of the Fund to be held on September 5, 2012 at [10:00 a.m.] (Eastern Time), at the offices of Equinox Fund Management, LLC (“Equinox”), 47 Hulfish Street, Suite 201, Princeton, NJ 08542, and at any adjournments or postponements thereof (the “Meeting”).  The Proxy Statement, the Notice of the Special Meeting of Shareholders and proxy card are first being mailed to shareholders of the Fund on or about July 20, 2012.

PURPOSE OF MEETING

The Meeting is being called in order to ask shareholders of the Fund to consider and vote on the following proposal (the “Proposal”) and to transact such other business as may properly come before the Meeting and any adjournments thereof:

Proposal:

To approve a new amended and restated investment advisory agreement by and between the Trust, on behalf of the Fund, and Equinox.

The persons named in the accompanying proxy will vote the number of shares of beneficial interest (“Shares”) of the Fund represented by such proxy as directed or, in the absence of such direction, FOR the Proposal.

Shareholders of record of the Fund as of the close of business on June 28, 2012 (the “Record Date”) are entitled to attend and to vote at the Meeting.  As of the Record Date there were issued and outstanding [____] Shares.  Shareholders are entitled to one vote for each share held and, each fractional share is entitled to a proportionate fractional vote, with no Shares having cumulative voting rights.  Photographic identification will be required for admission to the Meeting.

Only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is a member of record. If you need additional copies of this Proxy Statement, please contact the Fund at [(____) ___-____]. If you do not want the mailing of this Proxy Statement to be combined with those for other members of your household, contact the Fund in writing at [____] or call [(____) ___-____].

A copy of the most recent annual report and semi-annual report for the Fund is available upon request, without charge, by writing to the Fund, c/o Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, Nebraska  68137, or by calling (888) 643-3431.

PROPOSAL:  TO APPROVE A NEW AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT BY AND BETWEEN THE TRUST, ON BEHALF OF THE FUND, AND EQUINOX

Background:

Equinox serves as investment adviser to the Fund pursuant to an investment advisory agreement dated December 30, 2010 (the “Current Agreement”) by and between the Trust, on behalf of the Fund, and Equinox.  Pursuant to the terms of the Current Agreement, Equinox is responsible for managing the Fund’s investment strategy in accordance with the Fund’s investment objective.  Since its inception, the Fund’s investment objective has been to “provide investment results that, as a whole, correspond generally to the performance of the SGI Smart Market Neutral Commodity Index SM before payment of the Fund’s expenses and liabilities.”  Equinox has employed a passive investment strategy in pursuit of this investment objective.

At an in-person meeting of the board (the “Board”) of trustees (“Trustees”) of the Trust held on May 16, 2012, Equinox proposed that the Board approve a change in the Fund’s investment objective.  Upon Board approval, the Fund’s new investment objective would be “to achieve capital appreciation in both rising and falling commodity markets with an annualized level of volatility that is generally lower than the historic level of volatility experienced by the S&P GSCI® Index” (the “New Investment Objective”).  Equinox proposed that the Board approve the New Investment Objective in order to (i) better position the Fund to capitalize on market opportunities, (ii) better position the Fund as a vehicle for gathering assets, and (iii) provide improved economies of scale for the Fund’s shareholders.

In connection with the New Investment Objective, Equinox proposed that the Board also approve a new investment strategy for the Fund.  Equinox proposed to employ an active management strategy, whereby Equinox would actively identify and allocate the Fund’s assets among various managed futures strategies (the “New Investment Strategy”).  The New Investment Strategy differed from the passive management strategy Equinox had been employing, where Equinox sought to gain exposure to an index in order to achieve the Fund’s investment objective.

In accordance with the New Investment Strategy, Equinox intends to invest the Fund’s assets, directly or indirectly through a wholly-owned subsidiary (the “Subsidiary”) of the Fund, in (i) a combination of Trading Companies that employ the Managed Futures Program of one or more commodity trading advisers (“CTAs”) selected by Equinox and/or derivative instruments such as swap agreements that provide exposure to Managed Futures Programs or commodity strategy indices, and (ii) an actively managed fixed-income portfolio. A “Managed Futures Program” generally is a trading program that a CTA uses to guide its investments in futures, forwards, options or spot contracts. A “Trading Company” is a pooled investment vehicle organized as a limited liability company and operated as a commodity pool.  Equinox will select “commodity-focused” Managed Futures Programs for investment by the Fund that, over the long term, allocate greater than 50% of their total investment exposure to the physical commodity sector (i.e. agricultural products, livestock, energy and metals) and 49% or less to financial sector contracts (i.e. interest rates, currencies and equity indices).  Equinox will endeavor to maintain the Fund’s overall exposure to the physical commodities sector at a level equal to or greater than 75% of the value of the Fund’s net assets.

Equinox informed the Board that it would be providing a greater level of service to the Fund by managing its assets pursuant to the New Investment Strategy.  Noting that active management strategies are more complex and resource-intensive than passive management strategies, Equinox noted that both the number of investment personnel and the amount of time that the personnel would devote to the Fund would increase.  Accordingly, Equinox informed the Board that the current advisory fee of 1.08% of the Fund’s average daily net assets would not meet Equinox’s expenses, cost of services and profitability requirements associated with managing the Fund pursuant to the New Investment Strategy.  Equinox therefore proposed that the Board approve a new amended and restated investment advisory agreement by and between the Trust, on behalf of the Fund, and Equinox (the “New Agreement”).   The New Agreement provides for an increase in the advisory fee of 27 basis points to 1.35% of the Fund’s average daily net assets, subject to shareholder approval.  Equinox also proposed that the Board approve a corresponding 27 basis point increase in the fee cap applicable to the Fund, subject to shareholder approval of the New Agreement.

The Board approved the New Investment Objective and New Investment Strategy at the May 16, 2012 meeting. As discussed in more detail below, the Board also approved the New Agreement, subject to shareholder approval. The Board also approved the New Fee Cap, subject to shareholder approval of the New Agreement.

Proposed Fee Increase:

The New Agreement includes a revised fee schedule.  A comparison of the fee schedule to the Current Agreement, as applicable to the Fund, with the proposed fee schedule to the New Agreement, as applicable to the Fund, is set forth below.

Annual Advisory Fee as a Percentage of the Fund’s Average Daily Net Assets
Current	1.08% (108 basis points)
Proposed	1.35% (135 basis points)

Equinox earned advisory fees of $33,654 from the Fund for the fiscal year ended September 30, 2011.  After giving effect to the contractual fee cap in place, Equinox waived their fees and reimbursed the Fund for operating expenses in the amount of  $291,124 for the fiscal year ended September 30, 2011. Had the proposed fee schedule been in effect during 2011, Equinox would have earned advisory fees of $42,067, representing an increase of approximately 2,500 basis points or 25%. Had the proposed fee schedule been in effect during 2011, Equinox would have waived their fees and reimbursed the Fund for operating expenses in the amount of  $299,537, representing an increase of approximately 289 basis points or 2.89%.

 Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund and compares the Fund’s actual operating expenses for the fiscal year ended September 30, 2011 under the Current Agreement with the Fund’s hypothetical or pro forma operating expenses for the same year if the New Agreement had been in place for the entire fiscal year.

	Fiscal Year Ended September 30, 2011			Pro Forma
	Class A	Class C	Class I	Class A	Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	None (1)	None	None	None (1)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None	None	None	None
Redemption Fee (as a % of amount redeemed, if sold before 30 days)	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.08%	1.08%	1.08%	1.35%	1.35%	1.35%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	0.25%	1.00%	None
Other Expenses	6.45%	4.80%	11.36%	6.45%	4.80%	11.36%
Acquired Fund Fees and Expenses (2)	0.17%	0.17%	0.17%	0.17%	0.17%	0.17%
Total Annual Fund Operating Expenses	7.95%	7.05%	12.61%	7.95%	7.05%	12.61%
Fee Waiver and/or Expense Reimbursement (3)	(6.27)%	(4.62)%	(11.18)%	(6.27%)	(4.62%)	(11.18%)
Total Annual Fund Operating Expenses (after Fee Waiver and/or Expense Reimbursement)	1.68%	2.43%	1.43%	1.95%	2.70%	1.70%

(1) A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Class A Shares made within 12 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more.

(2) The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund and do not include “Acquired Fund Fees and Expenses.”

(3) The Adviser has contractually agreed to reduce its fees and/or reimburse expenses of the Fund, until at least January 28, 2013. This agreement may be terminated by the Fund's Board of Trustees on 60 days written notice to the Adviser.

Example

This Expense Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Expense Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Expense Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same throughout the time of your investment.

Fiscal Year-Ended September 30, 2011

Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$736	$2,239	$3,655	$6,844
Class C	$246	$1,663	$3,022	$6,184
Class I	$146	$2,563	$4,626	$8,557

Pro Forma

Although your actual costs may be higher or lower, based on these assumptions and assuming the New Agreement was in place throughout the fiscal year-ended September 30, 2011, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$762	$2,307	$3,755	$6,986
Class C	$273	$1,736	$3,132	$6,349
Class I	$173	$2,628	$4,712	$8,644

INFORMATION ABOUT EQUINOX

Equinox, a Delaware limited liability company formed in 2003, serves as the investment adviser to the Fund.  It has been registered with the Commodity Futures Trading Commission as a commodity pool operator since 2003 and registered with the Securities and Exchange Commission (“SEC”) as an investment adviser since 2007.  Equinox’s principal place of business is located at 1775 Sherman Street, Suite 2500 Denver, CO 80203.   As of [         ], 2012, Equinox had approximately $[____] in assets under management. Plimpton Capital, LLC, 1660 Lincoln Street, Suite 100, Denver, Colorado 80264, owns 90% of the outstanding voting securities of Equinox and may be deemed to control Equinox. The following table lists the name, principal occupation and address of the principal executive officers of Equinox:

Name	Principal Occupation	Address
S. Brent Bales	Chief Accounting Officer	1775 Sherman Street, Suite 2500, Denver, CO 80203
Richard E. Bornhoft	Chief Investment Officer	1775 Sherman Street, Suite 2500, Denver, CO 80203
Frank J. Codey	Chief Operating Officer	1775 Sherman Street, Suite 2500, Denver, CO 80203
Robert J. Enck	President, Chief Executive Officer	1775 Sherman Street, Suite 2500, Denver, CO 80203
Jason H. Gerb	Chief Compliance Officer	1775 Sherman Street, Suite 2500, Denver, CO 80203
Philip Y. Liu	General Counsel	1775 Sherman Street, Suite 2500, Denver, CO 80203

Similar Investment Objective. Equinox does not act as an investment adviser to any other mutual fund that has a similar investment objective as that of the Fund.

COMPARISON OF THE CURRENT AGREEMENT AND NEW AGREEMENT

The Current Agreement and the New Agreement are identical except for the date and the higher advisory fee provided in the fee schedule to the New Agreement.

SUMMARY OF THE NEW AGREEMENT

The New Agreement is included as Appendix A to this Proxy Statement.  The following description of the New Agreement is qualified in its entirety by reference to the full text of New Agreement as set forth in Appendix A.

General.  Subject to the supervision of the Board of Trustees, Equinox will manage the Fund in accordance with the Fund’s investment objectives, restrictions and policies as stated in its Prospectus and SAI. Equinox will provide for the management of the Fund, including: (i) the provision of a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Fund, (ii) the determination from time to time of what securities and other investments will be purchased, retained, or sold for the Fund, and (iii) the placement from time to time of orders for all purchases and sales made for the Fund.

Compensation.  For services rendered, the Fund will pay Equinox an investment advisory fee, which is accrued daily and payable monthly at the annual rate of 1.35% of the Fund’s average daily net assets.

Brokerage.  Subject to Equinox’s obligation to obtain best price and execution, Equinox has full discretion to select brokers or dealers to effect the purchase and sale of securities. When Equnox places orders for the purchase or sale of securities for the Fund, in selecting brokers or dealers to execute such orders, Equinox is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services for the benefit of the Fund directly or indirectly. Equinox is authorized to cause the Fund to pay brokerage commissions which may be in excess of the lowest rates available to brokers who execute transactions for the Fund or who otherwise provide brokerage and research services utilized by Equinox, provided that Equinox determines in good faith that the amount of each such commission paid to a broker is reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either the particular transaction to which the commission relates or Equinox’s overall responsibilities with respect to accounts as to which Equinox exercises investment discretion.

Liability.  Equinox shall not be liable for any loss suffered by the Trust in connection with the matters to which the New Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Equinox in the performance of its duties or from reckless disregard by it of its obligations and duties under the New Agreement (“Disabling Conduct”). The Fund will indemnify Equinox against and hold it harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit not resulting from Disabling Conduct by Equinox.

Term.  The New Agreement is expected to remain in effect from the date it is approved by shareholders for an initial two-year term. Thereafter, if not terminated, the New Agreement shall continue for successive annual periods, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Trustees who are not parties to the New Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund.

Amendment.  The New Agreement may be amended by an instrument in writing signed by the party against which enforcement of the change, discharge or termination is sought, and no amendment of the New Agreement affecting the Fund shall be effective, to the extent required by the 1940 Act, until shareholders of the Fund approve such amendment in the manner required by the 1940 Act and the rules thereunder, subject to any applicable orders of exemption issued by the SEC.

Termination.  Under the terms of the New Agreement, the New Agreement may be terminated at any time, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Fund, on 60 days prior written notice to Equinox, or by Equinox at any time, without payment of any penalty, on 90 days prior written notice to the Trust. The New Agreement will immediately terminate in the event of its assignment.

BASIS FOR THE BOARD’S RECOMMENDATION

Before considering the New Agreement, the Trustees, including the Trustees who are not “interested persons” (“Independent Trustees”) within the meaning of Section 2(a)(19) of the 1940 Act, requested information about the New Investment Objective and New Investment Strategy. In determining whether to approve the New Agreement, the Trustees considered information provided by Equinox in conjunction with the December 30, 2010 in-person meeting during which the Current Agreement was reviewed for an initial two-year term. To assist the Board in considering the New Agreement, Equinox provided materials and information about the New Investment Objective and New Investment Strategy and updated materials designed to assist the Board in its consideration of the New Agreement. The Trustees considered information that Equinox provided regarding: (i) the services currently performed for the Fund and the increased level of services to be performed for the Fund pursuant to the New Investment Strategy, (ii) the size and qualifications of Equinox’s portfolio management staff, (iii) any potential or actual material conflicts of interest which may arise in connection with Equinox’s management of the Fund, (iv) how the Fund is currently managed by Equinox and how the Fund will be managed by Equinox pursuant to the New Investment Strategy, including a general description of the investment decision making process, sources of information and investment strategies, (v) investment performance information, (vi) a comparison of the advisory fee charged by Equinox to the Fund and the Fund’s expense ratio to the advisory fee and expense ratio of comparable funds; (vii) brokerage selection procedures (including soft dollar arrangements), (viii) the procedures for allocating investment opportunities between the Fund and other clients, (ix) results of any independent audit or regulatory examination, including any recommendations or deficiencies noted, (x) any litigation, investigation or administrative proceeding which may have a material impact on Equinox’s ability to service the Fund, (xi) Equinox’s internal program for ensuring compliance with the Fund’s investment objectives, policies and practices (including codes of ethics), federal securities laws and other regulatory requirements, (xii) Equinox’s proxy voting policies, and (xiii) details regarding and quantification of any fee sharing arrangements with respect to the distribution of shares of the Fund.  In addition, the Board consulted with legal counsel with respect to their review of the New Agreement and certain other considerations relevant to their deliberations on whether to approve the New Agreement.

In addition to the information provided by Equinox as described above, the Trustees also considered all other factors they believed to be relevant to evaluating the New Agreement, including the specific matters discussed below. In their deliberations, the Trustees did not identify any particular information that was controlling, and different Trustees may have attributed different weights to the various factors. However, the Trustees determined that the overall arrangements between the Fund and Equinox, as provided in the New Agreement, including the proposed advisory fees, are fair and reasonable in light of the services to be performed, expenses incurred and such other matters as the Trustees considered relevant. Factors evaluated included: (i) the terms and conditions of the New Agreement, and (ii) the Board’s review of the Current Agreement at their in-person meeting on December 30, 2010 as required by the 1940 Act and their determination at that time that (a) Equinox had the capabilities, resources, and personnel necessary to provide satisfactory advisory services to the Fund and (b) the advisory fees to be paid by the Fund, taking into account any applicable fee limitations, represent reasonable compensation to Equinox in light of the services provided, the costs to Equnox of providing those services, economies of scale, and the fees and other expenses paid by similar funds and such other matters that the Board considered relevant in the exercise of their reasonable judgment. Certain of these considerations are discussed in more detail below.

Nature, Extent, and Quality of Services.  The Trustees considered the services historically provided by Equinox to the Fund and its shareholders, and the services to be provided by Equinox pursuant to the New Investment Strategy.  The Board considered that Equinox, in utilizing a new active management strategy in managing the Fund’s assets, will devote more resources to servicing the Fund and incur higher expenses as a result. The Trustees’ evaluation of the services to be provided by Equinox took into account the Trustees’ knowledge and familiarity gained as Board members, including the scope and quality of Equinox’s investment management capabilities in selecting managed futures programs, allocating assets across various managed futures programs, and managing certain types of assets in-house (e.g., fixed income securities and derivatives), and its compliance responsibilities.  The Trustees considered Equinox’s personnel and the depth of Equinox’s personnel who possess the experience to provide investment management services to the Fund.  Based on the information provided by Equinox, the Trustees concluded that (i) the nature, extent and quality of the services to be provided by Equinox are appropriate and consistent with the terms of the New Agreement, (ii) the quality of Equinox’s services under the Current Agreement has been consistent with industry norms, (iii) the Fund is likely to benefit from the provision of Equinox’s services under the New Agreement, (iv) Equinox has sufficient personnel, with the appropriate education and experience, to serve the Fund effectively and has demonstrated its continuing ability to attract and retain qualified personnel, and (v) the satisfactory nature, extent, and quality of services currently provided to the Fund and its shareholders is likely to continue upon approval of the New Agreement by the Fund’s shareholders.

Investment Performance.  The Board considered the overall investment performance of Equinox and the Fund.  Although the Trustees gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Trustees gave particular weight to Equnox’s presentation of the Fund’s performance given at the May 16, 2012 meeting.  At that meeting, Equinox presented a detailed analysis of the reasons it believed that the Fund’s performance would improve if the Fund were managed pursuant to the New Investment Strategy. They concluded that Equinox possessed the expertise and ability to improve the Fund’s performance by employing an active management strategy and noted the increased expenses Equinox would incur in employing the strategy.

Comparative Expenses.  The Trustees considered the rate of the investment advisory fee and other expenses that would be paid by the Fund under the New Agreement as compared to those of representative comparable funds managed by Equinox and other investment advisers. The Trustees noted in particular that the proposed new investment advisory fee and total operating expenses for the Fund would be reasonable because they are within the range of contractual advisory fee rates and total operating expenses at comparable asset levels for representative comparable funds, as indicated in materials prepared for the Board by Equinox, based on information contained in various publicly available documents.

Costs of Services and Management Profitability.  The Trustees also considered (i) the costs of the services historically provided by Equinox and the increased costs of services to be provided by Equinox pursuant to the New Investment Strategy, (ii) the compensation and benefits received by Equinox in providing services to the Fund, and (iii) its profitability.  The Trustees noted that the level of profitability of Equinox is an important factor in providing service to the Fund, and the Trustees should be satisfied that Equinox’s profits are sufficient to continue as healthy, on-going concerns generally and as investment adviser of the Fund specifically.  Based on the information provided, the Trustees concluded that Equinox’s fees and profits (if any) derived from its relationship with the Trust in light of the Fund’s expenses, are reasonable in relation to the nature and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies.  The Trustees also concluded that the overall expense ratio of the Fund is reasonable, taking into account the size of the Fund, the quality of services provided by Equinox, the investment performance of the Fund and the expense limitations agreed to by Equinox.

Economies of Scale.  The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Fund grows, and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders.  The Trustees considered that the imposition of the New Investment Objective and New Investment Strategy are intended to increase asset levels of the Fund and thereby lead to improved economies of scale for Fund shareholders.   The Trustees determined that economies of scale for the benefit of Fund shareholders should be achieved as assets of the Fund increase as a result of “breakpoint” reductions in the advisory fee rate at specific asset levels.  In addition, the Trustees also considered Equinox’s efforts to grow the Fund’s assets, as economies of scale may be achieved due to the ability of the Trust and the Fund to spread its fixed costs across a larger asset base.

Conclusion.  After consideration of all the factors, taking into consideration the information presented at the meeting and deliberating in executive session, the entire Board, including the Independent Trustees, unanimously approved the New Agreement.  The Board concluded that the advisory fee rate under the New Agreement is reasonable in relation to the services to be provided and that execution of the New Agreement is in the best interests of the shareholders of the Fund.  In arriving at their decision, the Trustees did not identify any single matter as controlling, but made their determination in light of all the circumstances.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE “FOR” THE PROPOSAL TO APPROVE THE NEW AGREEMENT.

* * *

ADDITIONAL INFORMATION

Additional Service Providers

The service providers currently engaged by the Trust to perform non-advisory services will continue to serve the Trust in the capacities indicated below:

Administrator, Accounting and Transfer Agent	Gemini Fund Services, LLC
Distributor	Northern Lights Distributors, LLC
Custodian	Union Bank, N.A.
Legal Counsel	Pepper Hamilton LLP

Gemini Fund Services, LLC is located at 450 Wireless Blvd., Hauppauge, New York 11788 and Northern Lights Distributors, LLC is located at 4020 South 147th Street, Omaha, Nebraska 68137.

Voting and Solicitation Information

Shareholders of record at the close of business on the Record Date are entitled to one vote for each Share held.  The cost of preparing, printing and mailing the enclosed proxy card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, will be paid by Equinox.  In addition to solicitation by mail, Trustees, certain officers and representatives of the Trust, directors, officers and employees of Gemini Fund Services, LLC, and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.  The Trust also may engage a proxy services provider to assist it in its proxy solicitation efforts including solicitation of proxies by telephone, telegram or personally.

If a shareholder wishes to participate in the Meeting, the shareholder may submit the proxy card originally sent with this Proxy Statement or attend in person.  Photographic identification will be required for admission to the Meeting.  Should shareholders wish to obtain directions to be able to attend the Meeting and vote in person or require additional information regarding the proxy or replacement proxy card, they may contact the Fund at [(___) ___-____].

Revocation of Proxy

Any proxy given by a shareholder is revocable until voted at the Meeting.  Shareholders giving a proxy have the power to revoke it by mail (addressed to Equinox Funds Trust, Attn: [____], [____]) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Trust.  All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposal referred to in the Proxy Statement.

Quorum Requirement

The presence at the Meeting, in person or by proxy, of at least 40% of the Shares entitled to vote, as of the Record Date, shall be necessary and sufficient to constitute a quorum for the transaction of business.  In the event that the necessary quorum to transact business or the vote required to approve a Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies necessary for the passage of such Proposal or to obtain a quorum.  Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Shares present in person or by proxy at the Meeting.  The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxies to be voted against the Proposal.

Proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum and will have the effect of being counted as votes against the Proposal.

Voting Requirement

The Proposal requires the affirmative vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), which, for these purposes, is the vote of (1) 67% or more of the voting securities entitled to vote on the Proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding voting securities entitled to vote on the Proposal, whichever is less.

Shareholder Information

Shareholders of record at the close of business on the Record Date, as to any matter on which they are entitled to vote, will be entitled to vote on all business of the Meeting.  As of the Record Date, there were [____] outstanding shares of the Fund.  As of the Record Date, the following persons owned of record or beneficially 5% or more of the outstanding shares of the Fund:

Name and Address of Owner	Number of Shares of Held of Record or Beneficially	Percentage of Class
[____]	[____]	[____]%

As of the Record Date, the Trustees and officers as a group own less than 1% of the outstanding shares of the Fund.

Shareholder Proposals for Subsequent Meetings

The Trust does not hold regular annual Shareholders’ meetings.  Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to Equinox Funds Trust, Attn:  [____], [____], within a reasonable time before the solicitation of proxies for such meeting.  The timely submission of a proposal does not guarantee its inclusion.

Other Matters to Come Before the Meeting

No Trustee is aware of any matters that will be presented for action at the Meeting other than the matters described in this material.  Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust, its series and the shareholders.

By Order of the Board of Trustees,

Robert Enck

President

Equinox Funds Trust

Dated: July 20, 2012

IF YOU CANNOT ATTEND THE MEETING, IT IS REQUESTED THAT YOU COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED SO THAT THE MEETING MAY BE HELD AND ACTION TAKEN ON THE MATTERS DESCRIBED HEREIN WITH THE GREATEST POSSIBLE NUMBER OF SHARES PARTICIPATING.

APPENDIX A

FORM OF INVESTMENT ADVISORY AGREEMENT

AGREEMENT made as of ___________, 2012, between EQUINOX FUNDS TRUST, a Delaware Statutory Trust (herein called the “Trust”) on behalf of the series of the Trust set forth on Schedule A to this Agreement (the “Fund”), and EQUINOX FUND MANAGEMENT, LLC, a Delaware Limited Liability Company (herein called the “Investment Adviser”).

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and currently offers or proposes to offer shares representing interests in separate investment portfolios, including the Fund;

WHEREAS, the Trust desires to retain the Investment Adviser to render certain investment advisory services to the Fund, and the Investment Adviser is willing to so render such services; and

WHEREAS, the Board of Trustees of the Trust have approved this Agreement, and the Investment Adviser is willing to furnish such services upon the terms and conditions herein set forth;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:

SECTION 1.  APPOINTMENT.

The Trust hereby appoints the Investment Adviser to act as investment adviser for the Fund for the period and on the terms set forth in this Agreement.  The Investment Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

SECTION 2.  DELIVERY OF DOCUMENTS.

The Trust has furnished or will furnish the Investment Adviser with copies of each of the following:

a.

Resolutions of the Board of Trustees of the Trust authorizing the appointment of the Investment Adviser and the execution and delivery of this Agreement; and

b.

Each prospectus and statement of additional information relating to any class of Shares representing interests in the Fund in effect under the Securities Act of 1933 (such prospectus and statement of additional information, as presently in effect and as they shall from time to time be amended and supplemented, are herein collectively called the “Prospectus” and “SAI,” respectively).

The Trust will furnish the Investment Adviser from time to time with copies of all amendments of or supplements to the foregoing, if any.  In addition all copies of the resolutions of the Board of Trustees or amendments or supplements thereof will, upon the Investment Adviser’s request, be properly certified or authenticated.

In addition to the foregoing, the Trust will also provide the Investment Adviser with copies of the Trust’s Agreement and Declaration of Trust and By-Laws, and any registration statement or service contracts related to the Fund, and will promptly furnish the Investment Adviser with any amendments of or supplements to such documents.

SECTION 3.  MANAGEMENT.

Subject to the supervision of the Board of Trustees of the Trust, the Investment Adviser will provide for the management of the Fund including (i) the provision of a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Fund, (ii) the determination from time to time of what securities and other investments will be purchased, retained, or sold for the Fund, and (iii) the placement from time to time of orders for all purchases and sales made for the Fund.  The Investment Adviser will provide the services rendered by it hereunder in accordance with the Fund’s investment objectives, restrictions and policies as stated in the applicable Prospectus and Statement of Additional Information, provided that the Investment Adviser has notice or knowledge of any changes by the Board of Trustees to such investment objectives, restrictions or policies.  The Investment Adviser further agrees that it will render to the Board of Trustees such periodic and special reports regarding the performance of its duties under this Agreement as the Board may reasonably request.  The Investment Adviser agrees to provide to the Trust (or its agents and service providers) prompt and accurate data with respect to the Fund’s transactions and, where not otherwise available, the daily valuation of securities in the Fund.

SECTION 4.  BROKERAGE.

Subject to the Investment Adviser’s obligation to obtain best price and execution, the Investment Adviser shall have full discretion to select brokers or dealers to effect the purchase and sale of securities.  When the Investment Adviser places orders for the purchase or sale of securities for the Fund, in selecting brokers or dealers to execute such orders, the Investment Adviser is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services for the benefit of the Fund and, potentially, the Investment Adviser’s other clients, directly or indirectly.  Without limiting the generality of the foregoing, the Investment Adviser is authorized to cause the Fund to pay brokerage commissions which may be in excess of the lowest rates available to brokers who execute transactions for the Fund or who otherwise provide brokerage and research services utilized by the Investment Adviser, provided that the Investment Adviser determines in good faith that the amount of each such commission paid to a broker is reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either the particular transaction to which the commission relates or the Investment Adviser’s overall responsibilities with respect to accounts as to which the Investment Adviser exercises investment discretion.  The Investment Adviser may aggregate securities orders so long as the Investment Adviser adheres to a policy of allocating investment opportunities to the Fund over a period of time on a fair and equitable basis relative to other clients.  In no instance will the Fund’s securities be purchased from or sold to the Trust’s principal underwriter, the Investment Adviser, or any affiliated person thereof, except to the extent permitted by SEC exemptive order or by applicable law.

The Investment Adviser shall report to the Board of Trustees of the Trust at least quarterly with respect to brokerage transactions that were entered into by the Investment Adviser, pursuant to the foregoing paragraph, and shall certify to the Board that the commissions paid were reasonable in terms either of that transaction or the overall responsibilities of the Investment Adviser to the Fund and the Investment Adviser’s other clients, that the total commissions paid by the Fund were reasonable in relation to the benefits to the Fund, and potentially, the Investment Adviser’s other clients, over the long term.  Further, the Investment Adviser will disclose to the Board of Trustees: (i) all material new or amended arrangements it may have with regard to the Fund’ securities transactions, (ii) the utilization of “soft dollar commissions” by the Fund and the Investment Adviser with respect to the Fund, and (iii) such other matters as the Board of Trustees may reasonably request.

SECTION 5.  DELEGATION OF INVESTMENT ADVISER’S OBLIGATIONS AND SERVICES.

With respect to the Fund, the Investment Adviser may enter into one or more contracts (a “Sub-Advisory Agreement”) with a sub-adviser in which the Adviser delegates to such sub-adviser any or all of its obligations or services specified in Sections 3 and 4 of this Agreement, provided that each Sub-Advisory Agreement imposes on the sub-adviser bound thereby all the duties and conditions the Adviser is subject to under this Agreement, and further provided that each Sub-Advisory Agreement meets all requirements of the 1940 Act and rules thereunder.

SECTION 6.  CONFORMITY WITH LAW; CONFIDENTIALITY.

The Investment Adviser further agrees that it will comply with all applicable rules and regulations of all federal regulatory agencies having jurisdiction over the Investment Adviser in the performance of its duties hereunder.  The Investment Adviser will treat confidentially and as proprietary information of the Trust all records and other information relating to the Trust and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Investment Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

Where the Investment Adviser may be exposed to civil or criminal contempt proceedings for failure to comply with a request for records or other information relating to the Trust, the Investment Adviser may comply with such request prior to obtaining the Trust’s written approval, provided that the Investment Adviser has taken reasonable steps to promptly notify the Trust, in writing, upon receipt of the request.

SECTION 7.  SERVICES NOT EXCLUSIVE.

The Investment Adviser and its officers may act and continue to act as investment managers for others, and nothing in this Agreement shall in any way be deemed to restrict the right of the Investment Adviser to perform investment management or other services for any other person or entity, and the performance of such services for others shall not be deemed to violate or give rise to any duty or obligation to the Fund or the Trust.

Nothing in this Agreement shall limit or restrict the Investment Adviser or any of its partners, officers, affiliates or employees from buying, selling or trading in any securities for its or their own account.  The Trust acknowledges that the Investment Adviser and its partners, officers, affiliates, employees and other clients may, at any time, have, acquire, increase, decrease, or dispose of positions in investments which are at the same time being acquired or disposed of for the Fund.  The Investment Adviser shall have no obligation to acquire for the Fund a position in any investment which the Investment Adviser, its partners, officers, affiliates or employees may acquire for its or their own accounts or for the account of another client, so long as it continues to be the policy and practice of the Investment Adviser not to favor or disfavor consistently or consciously any client or class of clients in the allocation of investment opportunities so that, to the extent practical, such opportunities will be allocated among clients over a period of time on a fair and equitable basis.

The Investment Adviser agrees that this Section does not constitute a waiver by the Trust of the obligations imposed upon the Investment Adviser to comply with Sections 17(d) and 17(j) of the 1940 Act, and the rules thereunder, nor constitute a waiver by the Trust of the obligations imposed upon the Investment Adviser under Section 206 of the Investment Advisers Act of 1940 and the rules thereunder.  Further, the Investment Adviser agrees that this does not constitute a waiver by the Trust of the fiduciary obligation of the Investment Adviser arising under federal or state law, including Section 36 of the 1940 Act.  The Investment Adviser agrees that this Section 7 shall be interpreted consistent with the provisions of Section 17(i) of the 1940 Act.

SECTION 8.  BOOKS AND RECORDS.

In compliance with the requirements of Rule 3la-3 under the 1940 Act, the Investment Adviser hereby agrees that all records which it maintains for the Fund are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s request.  The Investment Adviser further agrees to preserve for the periods prescribed by Rule 3la-2 under the 1940 Act the records in the Investment Adviser’s possession required to be maintained by Rule 3la-1 under the 1940 Act.

SECTION 9.  EXPENSES.

During the term of this Agreement, the Investment Adviser will pay all expenses incurred by it in connection with its activities under this Agreement.  The Fund shall bear all of its own expenses not specifically assumed by the Investment Adviser.  Expenses borne by the Fund shall include, but are not limited to, the following (or the Fund’s share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by the Fund and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of the Fund by the Investment Adviser; (c) filing fees and expenses relating to the registration and qualification of the Trust and the Fund’s shares under federal and/or state securities laws and maintaining such registrations and qualifications; (d) fees and salaries payable to the Trust’s directors and officers; (e) taxes (including any income or franchise taxes) and governmental fees; (f) costs of any liability and other insurance or fidelity bonds; (g) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Trust or the Fund for violation of any law; (h) legal, accounting and auditing expenses, including legal fees of special counsel for the independent directors; (i) charges of custodians and other agents; (j) expenses of setting in type and printing prospectuses, statements of additional information and supplements thereto for existing shareholders, reports, statements, and confirmations to shareholders and proxy material that are not attributable to a class; (k) costs of mailing prospectuses, statements of additional information and supplements thereto to existing shareholders, as well as reports to shareholders and proxy material that are not attributable to a class; (1) any extraordinary expenses; (m) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (n) costs of mailing and tabulating proxies and costs of shareholders’ and directors’ meetings; (o) costs of independent pricing services to value a portfolio’s securities; and (p) the costs of investment company literature and other publications provided by the Trust to its directors and officers.  Distribution expenses, transfer agency expenses, expenses of preparation, printing and mailing, prospectuses, statements of additional information, proxy statements and reports to shareholders, and organizational expenses and registration fees, identified as belonging to a particular class of the Trust are allocated to such class.

SECTION 10.  VOTING.

Except as otherwise agreed in writing by the parties, the Investment Adviser shall be responsible for voting any proxies solicited by or with respect to issuers of securities in which assets of the Fund may be invested from time to time in accordance with the Investment Adviser's then-current policies regarding proxy voting. The Investment Adviser is authorized and directed to instruct the Fund’s Custodian to forward promptly to the Investment Adviser copies of all proxies and shareholder communications relating to securities held in the Fund. The Trust agrees that the Investment Adviser will not be responsible or liable for failing to vote any proxies where (i) it has not received such proxies or related shareholder communications on a timely basis, or (ii) it is consistent with the Investment Adviser's policies regarding proxy voting then in effect to refrain from voting the relevant proxy(ies).

SECTION 11.  RESERVATION OF NAME.

The Investment Adviser shall at all times have all rights in and to the Fund’s name and all investment models used by or on behalf of the Fund.  The Investment Adviser may use the Fund’s name or any portion thereof in connection with any other mutual Trust or business activity without the consent of any shareholder and the Trust shall execute and deliver any and all documents required to indicate the consent of the Trust to such use.  The Trust hereby agrees that in the event that neither the Investment Adviser nor any of its affiliates acts as investment adviser to the Fund, the name of the Fund will be changed to one that does not contain the name “Equinox” or otherwise suggest an affiliation with the Investment Adviser.

SECTION 12.  COMPENSATION.

a.

For the services provided and the expenses assumed pursuant to this Agreement with respect to the Fund, the Trust will pay the Investment Adviser from the assets of the Fund and the Investment Adviser will accept as full compensation therefore from the Fund a fee, computed daily and payable monthly, at the annual rate as a percentage of average daily net assets set forth on Schedule B to this Agreement.  For any period less than a full month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month.

b.

The fee attributable to the Fund shall be satisfied only against assets of such Fund and not against the assets of any other investment portfolio of the Trust.  The Investment Adviser may from time to time agree not to impose all or a portion of its fee otherwise payable hereunder (in advance of the time such fee or portion thereof would otherwise accrue) and/or undertake to pay or reimburse the Fund for all or a portion of its expenses not otherwise required to be borne or reimbursed by the Investment Adviser.

SECTION 13.  LIMITATION OF LIABILITY.

The Investment Adviser shall not be liable for any loss suffered by the Trust in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement (“disabling conduct”).  The Fund will indemnify the Investment Adviser against and hold it harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit not resulting from disabling conduct by the Investment Adviser.  Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Investment Adviser was not liable by reason of disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Investment Adviser was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of directors of the Trust who are neither “interested persons” of the Trust nor parties to the proceeding (“disinterested non-party directors”) or (b) an independent legal counsel in a written opinion.  The Investment Adviser shall be entitled to advances from the Fund for payment of the reasonable expenses incurred by the Investment Adviser in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under the Delaware Statutory Trust Act.  The Investment Adviser shall provide to the Fund a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Fund has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met.  In addition, at least one of the following additional conditions shall be met: (a) the Investment Adviser shall provide a security in form and amount acceptable to the Fund for its undertaking; (b) the Fund is insured against losses arising by reason of the advance; or (c) a majority of a quorum of disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based upon a review of facts readily available to the Fund at the time the advance is proposed to be made, that there is reason to believe that the Investment Adviser will ultimately be found to be entitled to indemnification.  Any amounts payable by the Fund under this Section shall be satisfied only against the assets of the Fund and not against the assets of any other investment portfolio of the Trust.

The limitations on liability and indemnification provisions of this Section shall not be applicable to any losses, claims, damages, liabilities or expenses arising from the Investment Adviser’s rights to the Fund’s name.  The Investment Adviser shall indemnify and hold harmless the Trust and the Fund for any claims arising from the use of the terms “Equinox” in the name of the Fund.

SECTION 14.  DURATION AND TERMINATION.

This Agreement shall become effective and continue for an initial two year period as of the date first above written unless sooner terminated as provided herein with respect to the Fund.  Thereafter, if not terminated, this Agreement shall continue for successive annual periods, PROVIDED such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund; PROVIDED, HOWEVER, that this Agreement may be terminated with respect to the Fund by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Fund, on 60 days’ prior written notice to the Investment Adviser, or by the Investment Adviser at any time, without payment of any penalty, on 90 days’ prior written notice to the Trust.  This Agreement will immediately terminate in the event of its assignment.

SECTION 15.  AMENDMENT OF THIS AGREEMENT.

No provision of this Agreement may be changed, discharged or terminated orally, except by an instrument in writing signed by the party against which enforcement of the change, discharge or termination is sought, and no amendment of this Agreement affecting the Fund shall be effective, to the extent required by the 1940 Act, until the applicable shareholders of the Fund in the manner required by the 1940 Act and the rules thereunder, subject to any applicable orders of exemption issued by the Securities and Exchange Commission.

SECTION 16. MISCELLANEOUS.

The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Delaware law.

SECTION 17. DEFINITIONS.

As used in this Agreement, the terms “affiliated person,” “assignment,” “interested person,” “majority of the outstanding voting securities” and “principal underwriter” shall have the same meaning as such terms have in the 1940 Act and the rules and regulations thereunder, subject to any applicable orders of exemption issued by the Securities and Exchange Commission.

SECTION 18. NOTICE.

All notices hereunder shall be given in writing and delivered by hand, national overnight courier, facsimile (provided written confirmation of receipt is obtained and said notice is sent via first class mail on the next business day) or mailed by certified mail, return receipt requested, as follows:

If to the Investment Adviser:

Equinox Fund Management, LLC
Attn:  Robert J. Enck
1755 Sherman Street, Suite 2500

Denver, CO 80203

If to the Trust:

Equinox Funds Trust
Attn:  Robert J. Enck
1755 Sherman Street, Suite 2500

Denver, CO 80203

With copy to:

John M. Ford, Esq.
Pepper Hamilton LLP
3000 Two Logan Square
18th & Arch Streets
Philadelphia, PA 19103
Fax: (215) 981-4750

The effective date of any notice shall be (i) the date such notice is sent if such delivery is effected by hand or facsimile, (ii) one business day after the date such notice is sent if such delivery is effected by national overnight courier; or (iii) the third (3rd) business day after the date of mailing thereof.

SECTION 19. GOVERNING LAW.

This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without giving effect to the conflicts of laws principles thereof.

SECTION 20. COUNTERPARTS.

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

EQUINOX FUNDS TRUST

By:

Name:

Robert J. Enck

Title:

President

EQUINOX ASSET MANAGEMENT, LLC

By:

Name:

Robert J. Enck

Title:

President & CEO

FORM OF

SCHEDULE A

DATED __________, 2012

TO THE

INVESTMENT ADVISORY AGREEMENT DATED __________, 2012

BETWEEN

EQUINOX FUNDS TRUST AND EQUINOX FUND MANAGEMENT, LLC

Series of Equinox Funds Trust

Equinox Commodity Strategy Fund

FORM OF

SCHEDULE B

DATED __________, 2012

TO THE

INVESTMENT ADVISORY AGREEMENT DATED __________, 2012

BETWEEN

EQUINOX FUNDS TRUST AND EQUINOX FUND MANAGEMENT, LLC

Investment Advisory Fee Schedule

Fund	Annual Fee as a Percentage of Fund’s Average Daily Net Assets
Equinox Commodity Strategy Fund	1.35% (135 basis points)

FORM OF PROXY

VOTE THIS PROXY CARD TODAY! YOUR PROMPT RESPONSE WILL SAVE THE EXPENSE OF ADDITIONAL MAILINGS

                                                                                        CALL: To vote by phone call toll-free 1-800-[___]-[____] and follow the recorded instructions.

                                                                [LOG-ON: Vote on the Internet at [____] and follow the on-screen instructions.]

                                  MAIL: Return the signed proxy card in the enclosed envelope.

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 5, 2012

EQUINOX FUNDS TRUST

Equinox Commodity Strategy Fund

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints [____] and [____], each of them proxies, with full powers of substitution and revocation, to attend the Special Meeting of Shareholders of Equinox Commodity Strategy Fund, a series of Equinox Funds Trust, on September 5, 2012 and any adjournments thereof and to vote all shares which the undersigned would be entitled to vote if personally present, upon the following matters, as set forth in the Notice of Special Meeting of Shareholders, and upon such other business as may properly come before the meeting or any adjournment thereof.  If more than one of said proxies or their respective substitutes shall be present and vote at said meeting or any adjournment thereof, a majority of them so present and voting (or if only one be present and voting, then that one) shall have and exercise all the powers hereby granted.  The undersigned revokes any proxy or proxies heretofore given to vote such shares at said meeting or any adjournment thereof.

ALL PROXIES WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS NOTED HEREON.

IF INSTRUCTIONS ARE NOT GIVEN, THIS PROXY WILL BE TREATED AS GRANTING AUTHORITY TO VOTE IN FAVOR OF THE PROPOSAL AND ANY SUBSEQUENT PROPOSAL.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET

Dated

Signature(s) (Title(s), if applicable)	(Sign in the Box)

                    Please sign as name appears hereon.  Joint owners should each sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

PLEASE MARK A BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS.  EXAMPLE  █

1	To approve the new Investment Advisory Agreement between Equinox Funds Trust, on behalf of Equinox Commodity Strategy Fund, and Equinox Funds Management, LLC.
	FOR	☐	AGAINST	☐	ABSTAIN	☐

PLEASE SIGN ON REVERSE SIDE